EXHIBIT 10.51
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                            SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT (the "Agreement") is effective as of June 27, 2001, is by and among ZiaSun Technologies, Inc., a Nevada corporation, hereinafter referred to as "ZiaSun", and Patrick R. Cox and Calvin A. Cox, hereinafter collectively referred to as "Purchasers," and Asia Prepress Technology, Inc., a Maryland corporation, hereinafter referred to as "APT." This Agreement shall become effective only when executed by all parties hereto.

                                    RECITALS

     A. Whereas, ZiaSun is the owner and holder of 100 shares of common stock, no par value of APT which constitutes all the issued and outstanding shares of APT (the "APT Shares").

     B. Whereas, ZiaSun acquired APT, on May 22, 2000, pursuant to the terms of a Merger Agreement and Plan of Reorganization, wherein ZiaSun acquired all of the issued and outstanding shares of APT in consideration of $100,000 cash and 100,000 restricted shares of common stock of ZiaSun, whereupon APT became a wholly-owned subsidiary of ZiaSun.

     C. Whereas, in addition and as part of the acquisition of APT, ZiaSun paid, on behalf of APT, the then outstanding principal and accrued balance of the working line of credit note of APT with First Union National Bank in the amount of $160,324, and on October 4, 2000 executed an Unconditional Guaranty wherein ZiaSun guaranteed the payment of a new working line of credit note for APT in the principal amount of $250,000

     D. Whereas, ZiaSun desires to sell to Purchasers and Purchasers desire to purchase from ZiaSun all APT Shares owned by ZiaSun, in consideration for One Hundred Thousand (100,000) restricted shares of common stock of ZiaSun owned by Purchasers.

     E. Whereas, additional consideration for the sale of APT to Purchasers shall consist of $50,000 in cash as evidenced by an Unsecured Promissory Note with interest thereon at the rate of Five percent (5.0%), signed by Patrick R. Cox, in favor of ZiaSun, payable in two equal installment of principal and accrued interest, on or before June 15, 2003 and June 15, 2004.

     F. Whereas, in addition, and as a condition to the Closing of the sale of APT Shares to Purchasers, Purchasers and APT, shall, prior to the Closing, either pay off in their entirety or obtain full release and waiver of any and all obligations of ZiaSun to First Union National Bank, pursuant to that certain Unconditional Guaranty and any other ancillary documents executed by ZiaSun for the benefit of APT.

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                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual warranties, representations, agreements and undertakings hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE 1.

                              CERTAIN DEFINITIONS.

     1.1 For the purpose of this Agreement, the terms defined in this Article 1., shall have the meanings set forth below. All capitalized terms not defined in this Article 1., shall have the meanings ascribed to them in other parts of this Agreement.

     1.2 "ZiaSun" shall mean ZiaSun Technologies, Inc., a Nevada corporation.

     1.3  "APT"  shall  mean  Asia   Prepress   Technology,   Inc.,  a  Maryland
corporation.

     1.4 "Purchasers" shall mean Patrick R. Cox and Calvin A. Cox.

     1.5 "Closing" shall mean the consummation of the transactions contemplated hereby on the Closing Date.

     1.6 "Closing Date" shall mean that date on or before June 22, 2001, or such other date as to which the parties may agree.

     1.7 "Common Stock" shall mean the Common stock, no par value, of ZiaSun.

     1.8 "APT Shares" shall mean 100 shares of common stock, no par value of APT to be sold to and acquired by Purchasers from the ZiaSun hereunder.

     1.9 "Purchase Price" shall mean one hundred thousand (100,000) restricted shares of common stock of ZiaSun and $50,000 in cash evidenced by the Unsecured Promissory Note signed by Patrick Cox and made payable in accordance with the terms as set forth herein.

                                   ARTICLE 2.

                               PURCHASE AND SALE.

     2.1 ZiaSun agrees to sell to Purchasers, and Purchasers agree to buy from ZiaSun, all APT Shares owned by ZiaSun, for the purchase price and upon the terms, provisions and conditions hereinafter set forth.

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                                   ARTICLE 3.

                        PURCHASE PRICE AND CONSIDERATION.

     3.1 Purchase Price and Consideration. The purchase price and consideration for the APT Shares shall be one hundred thousand (100,000) restricted shares of Common Stock of ZiaSun, free of any liens, pledges or encumbrances of any kind and $50,000 in cash as evidenced by an Unsecured Promissory Note with interest thereon at the rate of Five percent (5.0%), signed by Patrick R. Cox, in favor of ZiaSun, payable in two equal installment of principal and accrued interest, on or before June 15, 2003 and June 15, 2004.

     3.2 Additional Consideration. In addition to the Purchase Price to be paid by Purchasers as set forth in Section 3.1 above, and as a condition to Closing, APT, shall, prior to Closing:

          3.2.1 Either payoff in its entirety or obtain a written release and waiver of ZiaSun, by First Union National Bank, of any and all obligations of ZiaSun pursuant to that certain Unconditional Guaranty dated October 4, 2000, and any other ancillary or other documents executed by ZiaSun for the benefit of APT. And, with the exception of that certain Promissory Note executed in accordance with this Agreement and that certain Promissory Note executed pursuant to the terms of the Share Purchase Agreement pertaining to Asia Internet Services.com, Inc., executed concurrently herewith, all indebtedness due to ZiaSun by APT shall be satisfied and considered paid in full.

                                   ARTICLE 4.

     REPRESENTATIONS AND WARRANTIES BY ZIASUN.

     4.1 As a material inducement to Purchasers to enter into this Agreement, ZiaSun represents and warrants to Purchasers that as of the date hereof:

          4.1.1 Organization and Good Standing. APT is duly organized and existing in good standing under the laws of the State of Maryland. To the best of ZiaSun's knowledge, other than the Republic of the Philippines in which APT is qualified to engaged in business, APT is not presently engaging in business in any other jurisdiction and is not qualified as a foreign corporation nor authorized to do business in other jurisdictions. APT has the corporate power to own its properties and to carry on its business as now conducted and as they are proposed to be conducted;

          4.1.2 Authorization. The execution, delivery and performance by ZiaSun of this Agreement and the execution, delivery and performance by ZiaSun and/or APT of each related agreement to which ZiaSun and/or APT is a party
     (a) are within ZiaSun's or APT's power and authority, (b) have been duly authorized by all necessary corporate proceedings, as applicable, and (c) do not conflict with or result in any breach of any provision or of the creation of any lien or encumbrance upon any of the property of APT or require any consent or approval pursuant to the Articles of Incorporation or bylaws of APT or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument applicable to ZiaSun or APT;

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          4.1.3 Enforceability. The execution and delivery of this Agreement and of each related agreement to which Purchaser is a party, will result in legally binding obligations of ZiaSun, enforceable by ZiaSun in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights, and (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought;

          4.1.4 Governmental Approvals. Except as set forth in Exhibit 4.1.4 hereto, the execution, delivery and performance of this Agreement and each related agreement to which ZiaSun is a party, do not require the approval or consent of, or any filing with, any governmental authority or agency.

     4.2 Capitalization.

          4.2.1 Capital Stock. The authorized capital stock of APT consists solely of 1,000 shares of common stock, no par value, of which one hundred
     (100) shares are issued and outstanding, fully paid and non-assessable.

          4.2.2 Options, Etc. There are no outstanding rights (either preemptive or other) or options to subscribe for or purchase any shares of APT, or any securities convertible into exchangeable for its capital stock.

     4.3 Reports and Financial Statements. Purchaser, Patrick R. Cox is the current President and CEO of APT and as such is familiar with the financial statements of APT, including without limitation, its balance sheet, statements of operations and cash flows, and Purchasers hereby waive any requirement of ZiaSun to provide financial statements of APT and does hereby accept APT in its current financial condition.

     4.4 Title to Assets; Leases. To the best of ZiaSun's knowledge, except as disclosed herein or set forth on Exhibit 4.4, attached hereto, APT owns all of its assets shown on its financial Statements free and clear of all liens and encumbrances and enjoys peaceful and undisturbed possession of all leased real property on which the facilities are currently situated, and all such leases are valid and in full force and effect.

     4.5 Related Agreements. To the best of ZiaSun's knowledge, Purchasers have heretofore or simultaneously herewith been furnished with complete and correct copies of all the related agreements and all other agreements, instruments and documents entered into in connection therewith. This Agreement and the related agreements are the only material agreements relating to the stock purchase and the transactions contemplated hereby to which APT is a party. APT is not in default on any of its obligations under this Agreement or any related agreement.

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     4.6 Litigation. To the best of ZiaSun's knowledge,  except as set forth and described on Exhibit 4.6, there is no pending or threatened litigation or other proceeding before any court, board or other governmental or administrative agency or arbitrator, to which APT is or would be a party. No such pending or threatened litigation or other proceeding, individually or in the aggregate, is reasonably likely to result in any final judgment or liability which, after giving effect to any applicable insurance, could result in a material adverse change in the business, assets, financial condition or prospects of APT No judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds APT or its assets.

     4.7 Tax Returns. To the best of ZiaSun's knowledge,  except as set forth on
Exhibit 4.7, hereto, APT has filed all tax returns and reports which are required to be filed with any foreign, federal, state or local governmental authority or agency and has paid, or made adequate provision for the payment of, all assessments received and all taxes which have or may become due under applicable foreign, federal, state or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. Except as set forth on Exhibit 4.7, hereto, APT knows of no additional assessments since the date of such returns and reports, and there will be no additional assessments with respect to the periods for which such returns and reports were filed for which adequate reserves have not been established.

     4.8. Liabilities, Indebtedness and Liens. To the best of ZiaSun's knowledge, based on representations of APT and its officers and directors,
Exhibit 4.8, hereto sets forth all material liabilities, indebtedness and liens of APT.

     4.9 Governmental Regulations. APT is not a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; APT is not a "registered investment company", or an "affiliated person" or a principal underwriter of a "registered investment Company", as such terms are defined in the Investment Company Act of 1940, as amended.

     4.10 Disclosure. To the best of ZiaSun's knowledge, no representation, warranty or statement made by ZiaSun in this Agreement, any related agreement or any agreement, certificate, statement or document furnished by or on behalf of ZiaSun in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

     4.11 "AS-IS" Sale. ZiaSun has not pledged, hypothecated the Shares of APT and, other than the Unconditional Guaranty executed by ZiaSun in favor for First Union National Bank, ZiaSun has not entered into any contract or agreement on behalf of APT. As Purchaser, Patrick R. Cox, is the President of APT, and has been, and is currently in charge if the operations, assets and liabilities of APT, ZiaSun makes no representation or warranty, either expressed or implied, with respect to the business, assets, liabilities and obligations of APT, and Purchasers accept APT in its present condition and status of operations, subject to any and all claims, liabilities and obligations, if any, that may result thereto.

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                                   ARTICLE 5.

                  REPRESENTATIONS AND WARRANTIES BY PURCHASERS

     5.1 As a material inducement to ZiaSun to enter into this Agreement, Purchasers represent and warrant to ZiaSun that as of the date hereof:

          5.1.1 Authorization. The execution, delivery and performance by the Purchasers of this Agreement and each related agreement to which it is a party, (a) are within the Purchasers' power and authority, (b) have been duly authorized by all necessary proceedings, and (c) do not conflict with or result in any breach of any provision or of the creation of any lien upon any of the property of the Purchasers or require any consent or approval that has not been obtained or will not be obtained before Closing, and do not violate any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

          5.1.2 Enforceability. The execution and delivery of this Agreement by the Purchasers and each related agreement to which Purchasers are parties, will result in legally binding obligations of the Purchasers enforceable against Purchasers in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights,
     (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefore may be brought.

          5.1.3 Governmental Approvals. To the best of Purchasers' knowledge, except as set forth on Exhibit 5.1.3, hereof, the execution, delivery and performance by the Purchasers of this Agreement do not require the approval or consent of, or any filing with, any governmental authority or agency.

          5.1.4 Business. Prior to and at the Closing Date, the Purchasers will not have conducted any business or incurred any liabilities that shall have a material adverse impact on Purchasers' ability to fulfill its obligations hereunder.

          5.1.5 Solvency. To the best of Purchasers' knowledge, prior to, upon and immediately after the consummation of the transactions contemplated hereby and by the related agreements, Purchasers are solvent, have tangible and intangible assets having a fair value in excess of the amount required to pay Purchasers' probable liabilities on Purchasers' existing debts as they become absolute and matured and have access to adequate capital for the conduct of their business and the ability to pay Purchasers' debts from time to time incurred in connection therewith as such debts mature.

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          5.1.6 Title to Assets;  Leases. To the best of Purchasers'  knowledge,
     Purchasers enjoys peaceful and undisturbed possession to all of the Purchasers' assets.

          5.1.7 Defaults. To the best of Purchasers' knowledge, the Purchasers are not in default under any provision any franchise, contract, agreement, lease or other instrument to which Purchasers are a party or by which Purchasers or Purchasers' property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation.

          5.1.8 Representations and Warranties. To the best of Purchasers' knowledge, all representations and warranties made by the Purchasers in any of the related agreements are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties are hereby confirmed to you and made representations and warranties of the Purchasers hereunder as fully as if set forth herein.

          5.1.9 Related Agreements. To the best of Purchasers' knowledge, this Agreement and the related agreements are the only material agreements relating to the stock purchase and the transactions contemplated hereby to which the Purchasers are a party. The Purchasers are not in default on any of its obligations under this Agreement or any related agreements.

          5.1.10 Litigation. To the best of Purchasers' knowledge, there is no pending or threatened litigation or other proceeding before any court, board or other governmental or administrative agency or arbitrator, to which Purchasers are parties, which are reasonably likely to result in any final judgment or liability which could result in a material adverse change in the business, assets, financial condition or prospects of the Purchasers.

          5.1.11 Tax Returns. To the best of Purchasers' knowledge, Purchasers have filed all tax returns and reports which are required to be filed with any foreign, federal, state or local governmental authority or agency and have paid, or made adequate provision for the payment of, all assessments received and all taxes which have or may become due under applicable foreign, federal, state or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. To the best of Purchasers' knowledge, the Purchasers know of no additional assessments since the date of such returns and reports, and there will be no additional assessments with respect to the periods for which such returns and reports were filed for which Purchasers did not have adequate reserves and Purchasers have made adequate provision for all current taxes.

          5.1.12 Disclosure. To the best of Purchasers' knowledge, no representation, warranty or statement made by Purchasers in this Agreement, any related agreement or any agreement, certificate, statement or document furnished by or on behalf of Purchasers in connection herewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

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          5.1.13  Access  to  Financial  Reports.  ZiaSun  shall  have  full and complete access to any and all financial information and records, of APT up to the day of Closing, and as otherwise required by ZiaSun, in order for ZiaSun and its independent auditors to prepare any requisite consolidated financial statements during and for the fiscal year ending December 31, 2001.

          5.1.14 Acceptance of APT Liabilities. Purchasers acknowledges that Purchasers are aware of the financial condition and liabilities of APT. Purchasers hereby accept full responsibility for any and all liabilities, liens and debts of APT.

                                   ARTICLE 6.

                                    CLOSING.

     6.1 The closing of this transaction shall be held at the offices of ZiaSun Technologies, Inc., located at 665 San Rodolfo Drive, Suite 120, Solana Beach, California 92075, on or before June 22, 2001, or at such other place and time as is mutually agreeable to the parties, or by FAX and Federal Express.

     6.2 ZiaSun's Deliveries at Closing. On the Closing date or such time period as set forth below, ZiaSun shall deliver the following items:

          6.2.1 To Patrick R. Cox, one or more certificate(s) representing 100 shares of capital stock of APT, issued in the name of Patrick R. Cox;

          6.2.2 To Purchasers, a resolution of the Board of Directors of ZiaSun authorizing the transactions contemplated hereby; and

          6.2.3 any and all other instruments not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

     6.3 APT Deliveries. On or prior to the Closing Date as set forth below, APT shall deliver, or cause to be delivered, to ZiaSun, the following:

          6.3.1 A release and waiver of ZiaSun from First Union National Bank, of any and all obligations of ZiaSun under that certain Unconditional Guaranty dated October 4, 2000, and such other agreements related to such Guaranty or Line of Credit with First Union National Bank, executed by ZiaSun for the benefit of APT;

          6.3.2 A duly executed Resolution of the Board of Directors of APT authorizing the transactions contemplated hereby; and

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          6.3.3 any and all other instruments not herein  specifically  provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

     6.4 Purchasers' Deliveries. On the Closing Date within such time period as set forth below, Purchasers shall deliver, or cause to be delivered, to ZiaSun, the following:

          6.4.1 To ZiaSun, one or more certificate(s) representing 100,000 restricted shares of common stock of ZiaSun, issued in the name of Ziasun Technologies, Inc.;

          6.4.2 Documentation evidencing either the pay off in its entirety or the release and waiver of ZiaSun from First Union National Bank, of any and all obligations of ZiaSun under that certain Unconditional Guaranty dated October 4, 2000, and any other ancillary agreements executed by ZiaSun for the benefit of APT;

          6.4.3 An Unsecured Promissory Note in the principal amount of $50,000, with interest thereon at the rate of Five percent (5.0%), signed by Patrick
     R. Cox, in favor of ZiaSun, in the form as set forth in Exhibit 3.1, attached hereto; and

          6.4.4 any and all other instruments not herein specifically provided for but which are reasonably necessary or desirable to effectuate the closing hereunder.

                                   ARTICLE 7.

                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASERS

     7.1 The obligations of Purchasers hereunder are subject to the following conditions, any of which may be waived in writing by Purchasers:

          7.1.1 Representation and Warranties True at Closing. The representations and warranties of the ZiaSun contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date, except to the extent that such representations and warranties are rendered inaccurate by reason of transactions contemplated hereby.

          7.1.2 Performance of Agreements and Conditions. ZiaSun shall have performed and complied with all agreements and conditions required by this Agreement to be performed and complied with by ZiaSun prior to or at the Closing Date.

          7.1.3 Deliveries. ZiaSun shall have delivered to Purchasers all consideration, certificates and documents to be delivered pursuant to
     Article 6., above.

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          7.1.4 No Injunction.  On the Closing Date there shall not be in effect any injunction, writ, preliminary restraining order of any nature issued by
     a  court  or  other   governmental   body  or  agency  directing  that  the
     transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened in respect of the transactions contemplated hereby.

          7.1.5 Instruments of Transfer and Other Documents. ZiaSun shall have delivered to Purchasers instruments of transfer which vest in Purchasers good and marketable title to the APT Shares as required herein and shall have delivered all other instruments, certificates and other documents required to be delivered hereunder.

          7.1.6 Necessary Approvals. The execution and delivery of this Agreement and the terms thereof and all corporate and other action necessary or required in order to effect the fulfillment of the obligations of APT and ZiaSun hereunder at or prior to the Closing Date shall have been approved by all necessary governmental bodies or agencies and all consents of any person contemplated by this Agreement to be obtained prior to the Closing shall have been obtained.

     7.2 ZiaSun represents and warrants that it has not caused, and it covenants and agrees that it shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in Article 8., of this Agreement. ZiaSun covenants and agrees to take all action reasonably required on its part to satisfy such conditions.

                                   ARTICLE 8.

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ZIASUN

     8.1 The obligations of ZiaSun hereunder are subject to the following conditions, any of which may be waived in writing by ZiaSun:

          8.1.1 This Agreement; Related Agreements. This Agreement and any related agreements shall have been executed and delivered, shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with ZiaSun's prior written consent. All covenants, agreements and conditions contained herein or in any related agreements which are to be performed or complied with on or prior to the Closing Date, other than by ZiaSun or APT, shall have been performed or complied with (or waived with ZiaSun's prior written consent) in all material respects.

          8.1.2 Related Conditions Satisfied. All conditions to purchase as set forth herein, have been satisfied as of the Closing Date, except to the extent to be fulfilled by APT.

          8.1.3 Deliveries by Purchasers. Purchasers shall have delivered to ZiaSun all consideration, certificates and documents to be delivered pursuant to Article 6., above.

          8.1.4 Deliveries by APT. APT shall have delivered to ZiaSun all consideration, certificates and documents to be delivered pursuant to
     Article 6., above.

          8.1.5 Representations and Warranties True at Closing. The representations and warranties of Purchasers contained in this Agreement shall have been true and correct when made and shall be true and correct on the Closing Date with the same effect as if made on such date, and Purchasers shall have delivered a Certificate to such effect to ZiaSun.

          8.1.6 Performance of Agreement and Conditions. Purchasers shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Purchasers prior to or at the Closing Date Purchasers shall have delivered the Purchase Price to ZiaSun at the Closing in the form provided hereby and shall have satisfied all other financial obligations as set forth herein.

          8.1.7 No Injunction. On the Closing Date, there shall not be in effect any injunction, writ, preliminary restraining order or any order of any nature issued by a court or other governmental body or agency directing that the transactions provided for herein not be consummated as herein provided, nor shall there be any litigation or proceeding pending or threatened with respect to the transactions contemplated hereby.

          8.1.8 Necessary Approvals. The execution and delivery of this Agreement and the Exhibits hereto and all other action necessary or proper to effectuate the fulfillment of the obligations of Purchasers to be performed hereunder in or prior to the Closing Date shall have been duly authorized and approved, to the extent required by law.

               (a) The execution and delivery of the documents and items set forth herein.

               (b) This Agreement has been duly executed and delivered by Purchasers.

     8.2 Purchasers. To the best of Purchasers' knowledge, Purchasers represent and warrant that they have not caused, and they covenant and agree that they shall not cause, any event that would prevent the satisfaction of all of the conditions set forth in this Agreement. Purchasers covenant and agree to take all action reasonably required on their part to satisfy such conditions.

                                   ARTICLE 9.

                        INDEMNIFICATION AND HOLD HARMLESS

     9.1 Indemnification by ZiaSun The ZiaSun agrees to indemnify, defend and hold the Purchasers, and their officers, directors, agents, attorneys and representatives, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by ZiaSun to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ZiaSun under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within one (1) year of the date hereof.

     9.2 Indemnification of ZiaSun by APT. APT agrees to indemnify, defend and hold the ZiaSun and its officers, directors, agents, attorneys and representatives harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any act of APT, its officer's, or directors, agents, representatives, and employees from any claim from APT's inception.

     9.3 Indemnification of ZiaSun by Purchaser. Purchaser agrees to indemnify, defend and hold the ZiaSun and its officers, directors, agents, attorneys and representatives harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to (a) any breach of, or failure by Purchasers to perform any of their material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Purchasers under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within one (1) year of the date hereof, and (b) any act of APT, its officer's, or directors, agents, representatives, and employees from any claim from the date of the Closing and thereafter.

     9.4 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying

Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

     9.5 The obligations under Article 9 shall survive the Closing hereunder and Termination of this Agreement. Purchasers, ZiaSun, and APT shall promptly notify the responsible party of the existence of any claim, demand or other matter to which such indemnification obligations would apply, and shall give a reasonable opportunity to defend the same at their own expense and with counsel of their own selection; provided, if that party fails to defend the same, Purchasers, ZiaSun or APT, as the case may be, shall have the right to contract and defend the same, and in any event Purchasers, ZiaSun, or APT, shall at all times also have the right fully to participate in the defense of, and to compromise or settle in good faith the claim or other matter on behalf, for the account and at the risk of the other parties. If the claim is one that cannot by its nature be defended solely by ZiaSun, Purchasers, or APT, then Purchasers, ZiaSun or APT shall make available all information and assistance that Purchasers, ZiaSun, or APT may reasonably request.

                                   ARTICLE 10.

                              ACCESS TO INFORMATION

     10.1 From the date hereof until the Closing Date, Purchasers, through their employees, accountants, attorneys and other representatives, may make such investigation of the financial and legal condition, business, operations and properties of APT as it may deem necessary or advisable, and ZiaSun agrees to cause APT to make available to such persons all records and other information and data, including corporate records and copies of documents, as Purchasers may reasonably request, and to have its personnel cooperate with Purchasers' representatives. Such investigation shall be made at reasonable hours so as not to interfere with the operations of APT. In the event that the transactions contemplated hereby are not consummated, all documents obtained by Purchasers from APT shall be promptly returned to them and all information obtained by Purchasers concerning APT shall be kept strictly confidential and shall not be used for competitive purposes.

                                   ARTICLE 11.

                   OPERATION OF THE BUSINESS PENDING CLOSING.

     11.1 Except as otherwise provided herein, between the date of this Agreement and the Closing Date, ZiaSun and APT shall operate the businesses of APT in such a manner as to keep intact the business organization of APT keep available the services of the employees and preserve its present relations with the suppliers and customers.

                                   ARTICLE 12.

                                   BROKERAGE.

     12.1 Each party represents and warrants to the others that no person or persons assisted in or brought about the negotiation of this Agreement in the capacity of broker, agent, finder or organizer on behalf of it. Each party ("First Party") agrees to indemnify and hold harmless the others from any claim asserted against the others for a brokerage or agent's or finder's or originator's commission or compensation pertaining to the transactions contemplated by this Agreement by any person purporting to have acted on behalf of First Party.

                                   ARTICLE 13.

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     13.1 All representations, warranties and agreements by ZiaSun, APT, or the Purchasers pursuant hereto shall survive the closing of this transaction and shall not be affected by any investigation at any time made by or on behalf of any party.

                                   ARTICLE 14.

                        TERMINATION PRIOR TO THE CLOSING.

     14.1 This Agreement shall terminate and be of no further force or effect between the parties hereto except as to liability for breach or default of any covenant, agreement, representation, warranty, duty or obligation occurring or arising prior to the date of termination, upon the occurrence of any of the following:

          14.1.1 Immediately prior to Closing, the Purchasers have given notice to ZiaSun of the material breach or default by APT or ZiaSun in the performance of any covenant, agreement, representation, warranty, duty or obligation hereunder, and provided that no such termination shall be effective if, prior to Closing, the breaching party shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

          14.1.2 Immediately prior to Closing, ZiaSun has given notice to Purchasers of material breach or default in the performance of any covenant, agreement, representation, warranty, duty or obligation of Purchasers hereunder, and provided that no such termination shall be effective, if prior to Closing the Purchasers shall have fully and completely corrected and cured the grounds for the termination as set forth in said notice of termination.

     14.2 Notwithstanding anything to the contrary contained herein, no party hereto shall have the right to terminate this Agreement due to its own breach or because of any immaterial breach by any other party hereto or any covenant, agreement, representation, warranty, duty or obligation hereunder.

     14.3 No termination of this Agreement for any reason or in any manner shall release, or be construed as so releasing, any party hereto from any liability or damage to any other party hereto arising out of, in connection with or otherwise relating to, directly to, directly or indirectly, said party's breach, default, or failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, or any of its misrepresentations of any representations or warranty herein contained.

                                   ARTICLE 15.

                                  MISCELLANEOUS

     15.1 Payment of Expenses. ZiaSun, APT and Purchasers shall each pay all of their own respective expenses incident to the preparation, execution and consummation of this Agreement.

     15.2 Binding Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors, assigns, transferees, heirs, representatives and estates.

     15.3 Notices. Any notice or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

                  If to the Purchasers, addressed to:
                  ----------------------------------
                  Patrick R. Cox and Calvin A. Cox
                  6711 Dover Road
                  Glen Burnie, Maryland 21061

                  If to APT, addressed to:
                  -----------------------
                  Mr. Patrick R. Cox
                  Asia Prepress Technology, Inc.
                  6711 Dover Road
                  Glen Burnie, Maryland 21061

                  If to the ZiaSun, addressed to:
                  ------------------------------
                  Mr. Allen D. Hardman
                  President and COO
                  ZiaSun Technologies, Inc.
                  665 San Rodolfo Drive
                  Suite 120
                  Solana beach, CA 92075

     15.5 Article Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.6 Exhibits. All Exhibits referred to in this Agreement shall be attached hereto and are hereby incorporated herein.

     15.7 Counterparts. This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

     15.8 Cooperation. Each party shall cooperate and use its best efforts to consummate the transactions contemplated herein. In addition, each party shall cooperate and take such action and execute such other and further documents as may be reasonably requested from time to time after the Closing Date by any other party to carry out the terms and provisions and intend of this Agreement.

     15.9 Gender. Wherever the context of this Agreement so requires or permits, the masculine herein shall include the feminine or the neuter, the singular shall include the plural, and the term "person" shall also include "corporation" or other business entity.

     15.10 Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     15.11 Entire Agreement. This Agreement and the other documents delivered concurrently herewith or pursuant hereto constitute the entire agreement among the parties hereto, and it is understood and agreed that there are no other than those contained herein. This Agreement may not be changed or modified except by a writing duly executed by the parties hereto.

     15.12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within said State, and without regard to its choice of law principles.

     15.13. Jurisdiction and Venue. With regard solely to any action instituted by the Lender as a result of the breach by Borrower of the Promissory Note referenced herein, for failure to make the requisite payments when due, all parties hereto consents to submit itself to the personal jurisdiction of the Superior Court of the State of California, County of San Diego, and agree that Venue for such action for failure to pay shall be the Superior Court of California, County of San Diego. The parties further agree that they will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

         With regard to any action or dispute that may arise between the parties relating to this Agreement, other than Borrower's failure to make payments as required under this Promissory Note, general principals of jurisdiction and venue shall apply.

         15.14 Attorneys' Fees. Subject to the specific provisions of Article 9., above, if any action or other proceeding, in law or in equity, is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover its or their reasonable attorney's fees and other costs incurred in that arbitration, action or proceeding, in addition to any other relief to which it or may be entitled.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                             ZIASUN TECHNOLOGIES, INC.


Dated: 27 June 2001                          /S/ Allen D. Hardman
                                             ----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and COO


Dated: 06/21/2001                            /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its: Chairman of the Board and CEO


                                             ASIA PREPRESS TECHNOLOGY, INC.

Dated: 6/12/01                               /S/ Patrick R. Cox
                                             ----------------------------------
                                             By: Patrick R. Cox
                                             Its: President and CEO




                                             PURCHASERS



Dated: 6/12/01                               /S/ Patrick R. Cox
                                             ----------------------------------
                                             Patrick R. Cox


Dated: 6/27/01                               /S/ Calvin A. Cox
                                             ----------------------------------
                                             Calvin A. Cox

                                   EXHIBIT 3.1

                                     FORM OF
                            UNSECURED PROMISSORY NOTE
                           UNSECURED PROMISSORY NOTE

===============================================================================
PRINCIPAL AMOUNT:    $50,000.00

INTEREST RATE:       5.0% interest.

BORROWER:            Patrick R. Cox

LENDER:              ZiaSun Technologies, Inc.
                     A Nevada Corporation

PAYMENTS/DUE DATES:  PRINCIPAL AND ANY UNPAID ACCRUED INTEREST DUE
                     AND PAYABLE IN EQUAL PAYMENT, ON OR BEFORE JUNE 15, 2003 AND JUNE 15, 2004.

================================================================================

     1. For value received, Patrick R. Cox, hereinafter referred to as "Borrower" promises to pay ZiaSun Technologies, Inc., a Nevada corporation, hereinafter referred to as "Lender", or to order, the principal amount of $50,000.00 with interest thereon at the rate of Five percent (5.0%) per annum, from the date hereof.

     2. Due Date. The principal and unpaid accrued interest shall be due and payable in two equal installments on or before June 15, 2003 and June 15, 2004. Borrower and Lender agree that the principle and interest accrued as of the date the note, may become due and/or payable prior to the actual due date at the discretion of the borrower at anytime without penalty to borrower, and prorated for interest accrued at the time of the date of payment on a monthly prorated basis.

     3. Interest Accrual. Whereas, Borrower and Lender agree that interest shall accrue on the unpaid outstanding principal balance, at the rate Five percent (5.0%) per annum, until paid.

     4. Default. Borrower will be in default if any of the following occur:

          (a) Borrower fails to make any payment when due;

          (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or in any other agreement or loan Borrower has with Lender;

          (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect;

          (d) Borrower becomes Insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any Bankruptcy or Insolvency laws;

          (e) Any of the events described in this default section occurs with respect to any guarantor of this Note.

     5. Notices. Any notice, payment or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

          If to the Lender to:
          -------------------
          Mr. Allen D. Hardman
          President and COO
          ZiaSun Technologies, Inc.
          665 San Rodolfo Drive
          Suite 120
          Solana Beach, CA 92075

          If to the Borrower to:
          ---------------------
          Mr. Patrick R. Cox
          6711 Dover Road
          Glen Burnie, MD 21061

     6. No Prepayment Penalty. Borrower shall have the right to prepay the full amount of any unpaid principal and accrued interest thereon, at any time without any penalty.

     7. Attorneys Fees. Borrower agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.

     8. Governing Law. Regardless of jurisdiction or venue of any action, as set forth below, this Promissory Note shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed entirely within said State, and without regard to its choice of law principles.

     9. Jurisdiction and Venue. With regard solely to any action instituted by the Lender as a result of the breach by Borrower of this Note for failure to make the requisite payments when due, all parties hereto consents to submit itself to the personal jurisdiction of the Superior Court of the State of California, County of San Diego, and agree that Venue for such action for failure to pay shall be the Superior Court of California, County of San Diego. The parties further agree that they will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

     With regard to any action or dispute that may arise between the parties relating to certain Share Purchase Agreement executed concurrently herewith, other than Borrower's failure to make payments as required under this Promissory Note, general principals of jurisdiction and venue shall apply.

     10. Method of Payment. Principal and interest shall be payable in lawful money of the United States. Notwithstanding anything contained herein to the contrary, the amount of interest payable under the terms of this Note shall in no event exceed the maximum amount of interest permitted to be charged by law at the date of execution hereof.

     11. Counterparts. This Sublease may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, this Unsecured Promissory Note was executed on the date and year written below.

                                    BORROWER

                                        PATRICK R. COX


Dated: 6/12/01                          /S/ Patrick R. Cox
                                        --------------------------------------
                                        Patrick R. Cox

                                     LENDER


                                        ZIASUN TECHNOLOGIES, INC.


Dated: 27 June 2001                     /S/ Allen D. Hardman
                                        --------------------------------------
                                        By:  Allen D. Hardman
                                        Its: President and COO

                                  EXHIBIT 4.1.4

                          REQUIRED GOVERNMENT APPROVALS
                                       OF
                                  ZIASUN OR APT


         NONE.

                                   EXHIBIT 4.4

                    EXCEPTIONS TO TITLE TO ASSETS AND LEASES
                                       OF
                                       APT

     Pursuant to the terms of that certain Loan Agreement and Security Agreement dated October 4, 2000, executed by APT in favor of First Union National Bank, APT has granted to First Union National Bank, a continuing security interest in and lien upon all properties, accounts, assets and proceeds thereof, now owned or acquired in the future, as security for the repayment of the Promissory Note in the principal amount of $150,000 as of June 25, 2001.

                                   EXHIBIT 4.6

                    LITIGATION AND PENDING OR THREATEN CLAIMS
                                       OF
                                       APT

         NONE.

                                   EXHIBIT 4.7

                            EXCEPTIONS TO TAX RETURNS
                                       AND
                          REPORTS REQUIRED TO BE FILED
                                       BY
                                       APT

                                   EXHIBIT 4.8

                       LIABILITIES, INDEBTEDNESS AND LIENS
                                       OF
                                       APT

     Pursuant to the terms of that certain Loan Agreement, Promissory Note and Security Agreement dated October 4, 2000, executed by APT in favor of First Union National Bank, APT is indebted to First Union National Bank, of unpaid principal and accrued interest of $130,000 as of the date hereof.

                                  EXHIBIT 5.1.3

                          REQUIRED GOVERNMENT APPROVALS
                                       OF
                                   PURCHASERS

         NONE.